                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                  F O R M  8 - K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 6, 2000
                                                 -------------------------------

                             Jaco Electronics, Inc.
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               (Exact name of Registrant as Specified in Charter)


          New York                         000-05896                    11-1978958
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(State or Other Jurisdiction              (Commission)                 (IRS Employer
     of Incorporation)                    File Number)              Identification No.)


145 Oser Avenue, Hauppauge, New York                                         11788
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(Address of Principal Executive Offices)                                   (Zip Code)


Registrant's telephone number, including area code   (631) 273-5500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On June 6, 2000, Jaco Electronics, Inc. ("Jaco" or the "Company") acquired all of the issued and outstanding shares of Common Stock, no par value (the "Shares"), of Interface Electronics Corp., a Massachusetts corporation ("Interface")(the "Transaction"), from Joseph F. Oliveri and Brendan J. Perry (the "Sellers"), pursuant to the terms of the Stock Purchase Agreement, by and among Jaco and the Sellers, dated as of May 4, 2000, as amended on June 6, 2000 (the "Stock Purchase Agreement").

       In consideration of the acquisition of the Shares, the Company paid $15,400,000 in cash at the closing (subject to a post closing net worth adjustment), assumed approximately 3,300,000 in bank debt, plus a deferred payment of up to $3,960,000 (subject to adjustment), approximately one (1) year from the anniversary of the closing (June 6, 2000) (or earlier under certain circumstances), and a deferred payment of up to $2,640,000 (subject to adjustment), approximately two (2) years from the anniversary of the closing (or earlier under certain circumstances). A portion of the purchase price is held in escrow pending the satisfaction of certain conditions and a portion was paid as directed by Sellers to satisfy certain Sellers' obligations.

       The Stock Purchase Agreement contains certain representations, warranties, covenants (including noncompetition and nonsolicitation provisions agreed to by the Sellers), conditions and indemnification provisions which survive the closing.

       In connection with the Transaction, Mr. Oliveri entered into an employment agreement with Interface for a three (3) year term, pursuant to which he will serve as Vice Chairman of the Board of Directors and Executive Vice President of the Company. The employment agreement provides Mr. Oliveri with a base salary of $300,000 per annum, certain employee benefits and an incentive bonus based upon the gross profits realized by Interface from certain sales during each twelve (12) month period during the term of his employment.



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


       To finance the consideration for the Transaction, the Company increased its credit facility with its commercial banks from $30,000,000 to $50,000,000, based principally on eligible accounts receivable and inventories of the Company. Borrowings under the credit facility are collateralized by substantially all of the assets of the Company.

       The foregoing is merely a summary of the Transaction. A copy of the Stock Purchase Agreement is an Exhibit hereto.



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


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Financial Statements of Business Acquired.
       To be filed by amendment on Form 8-K/A not later than August 7, 2000.

(b)    Pro Forma Financial Information.
       To be filed by amendment on Form 8-K/A not later than August 7, 2000.

(c)    Exhibits


EXHIBIT                                                                                    PAGE
NUMBER               DESCRIPTION                                                           NUMBER
------               -----------                                                           ------

*2.1                 Stock Purchase Agreement by and among Jaco Electronics,
                     Inc. and All of the Stockholders of Interface Electronics
                     Corp. as of May 4, 2000.

2.2 Amendment No. 1 to the Stock Purchase Agreement by and among Jaco Electronics, Inc. and All of the Stockholders of Interface Electronics Corp. as of May 4, 2000, dated June
                     6, 2000.

10.16                Employment Agreement, dated June 6, 2000, between the
                     Registrant and Joseph Oliveri.


*99.9                Press Release dated May 9, 2000.

99.10                Press Release dated June 8, 2000.


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* Previously filed as an exhibit to Registrant's Current Report on Form 8-K, dated May 4, 2000.



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




                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                JACO ELECTRONICS, INC.


Date: June   12, 2000                           By: /s/ Jeffrey Gash
                                                    ----------------
                                                   Jeffrey Gash,
                                                   Vice President-Finance



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                                  EXHIBIT INDEX


EXHIBIT                                                                                    PAGE
NUMBER               DESCRIPTION                                                           NUMBER
------               -----------                                                           ------

*2.1                 Stock Purchase Agreement by and among Jaco Electronics,
                     Inc. and all of the Stockholders of Interface Electronics
                     Corp. as of May 4, 2000.

2.2 Amendment No. 1 to the Stock Purchase Agreement by and among Jaco Electronics, Inc. and All of the Stockholders of Interface Electronics Corp. as of May 4, 2000, dated June
                     6, 2000.

10.16                Employment Agreement, dated June 6, 2000, between the
                     Registrant and Joseph Oliveri.


*99.9                Press Release dated May 9, 2000.

99.10                Press Release dated June 8, 2000.



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* Previously filed as an exhibit to Registrant's Current Report on Form 8-K, dated May 4, 2000.


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